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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2000

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                     1-12844                            58-1468053
(State or Other             (Commission File                   (I.R.S. Employer
Jurisdiction of                   Number)                       Identification
Incorporation)                                                      Number)

        359 EAST PACES FERRY ROAD
              SUITE 400
           ATLANTA, GEORGIA                                     30305
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE

                                  (Former Name)


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ITEM 5.  OTHER EVENTS.

                  JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission an Agreement for Continued Funding, dated March 2, 2000 and effective February 14, 2000, among the Company, JDN Development Company, Inc., Wachovia Bank, N.A. as agent for the participating bank group, and a related press release issued by the Company on March 7, 2000. Copies of the Agreement for Continued Funding and the related press release are included as exhibits to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

  EXHIBIT NO.                               DESCRIPTION

         99.1              Agreement for Continued Funding, dated March 2, 2000

         99.2              Press Release: JDN REALTY CORPORATION, SENIOR BANK GROUP REACH
                           ACCORD FOR CONTINUED FUNDING UNDER CURRENT CREDIT AGREEMENT

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JDN REALTY CORPORATION

                             By: /s/ John D. Harris, Jr.
                                -------------------------------------------
                                      John D. Harris, Jr.
                                      Vice President and Controller

Date:    March 7, 2000


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                                INDEX TO EXHIBITS

  EXHIBIT NO.                               DESCRIPTION

         99.1              Agreement for Continued Funding, dated March 2, 2000

         99.2              Press Release: JDN REALTY CORPORATION, SENIOR BANK GROUP REACH ACCORD FOR CONTINUED FUNDING UNDER
                           CURRENT CREDIT AGREEMENT
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